                  The Central European Value Fund, Inc.

                                                           April 16, 1998

Dear Shareholder:

We are pleased to bring you up to date on the important changes that have taken place at The Central European Value Fund, Inc. (formerly The Czech Republic Fund, Inc.) and to report on the Fund's performance and investment activities in the fiscal six months ended February 28, 1998.

On February 20, shareholders approved a change in the Fund's investment policy to permit greater access to investment opportunities throughout central Europe as well as in eastern Europe. The new policy requires that the Fund invest at least 65% of its assets under normal market conditions in central European issuers, including the Czech Republic. Previously, the Fund was required to invest at least 65% of its assets exclusively in issuers in the Czech Republic.

This broadening of our investment mandate allows us to increase the Fund's holdings in such countries as Hungary, Poland, Austria, Slovakia, Croatia, Romania and Slovenia, while continuing to invest in the Czech Republic. In the future, the Fund's Board of Directors may authorize the Fund to invest in the Baltic states and other eastern European markets.

Since its inception, the Fund has consistently outperformed its benchmark, the PX-50, a local index of the 50 largest Czech companies. However, the Czech Republic has struggled in its transition to a free-market economy and the Czech equity market has not developed to the degree expected. Consequently, we felt it was appropriate and productive to expand the Fund's horizons.

We are enthusiastic about the Fund's outlook. With the broadening of our mandate, we believe the Fund is well positioned to generate favorable returns for shareholders by investing in undervalued quality businesses throughout central and eastern Europe.

In addition, we believe our disciplined value style of investing provides a competitive advantage in these markets. We invest in businesses that are well managed, earn high and sustainable returns on capital, and use their free cash flow to create shareholder value -- and we want to buy these businesses at discounts to our estimate of their intrinsic value.

Investing successfully in the emerging markets of central and eastern Europe depends on a carefully defined and consistent investment philosophy and process that meticulously sort out the winners from the losers. Our disciplined value style is based on in-depth fundamental analysis of individual companies, resulting in a detailed understanding of each company's strengths, weaknesses and business prospects. This approach enables us to manage risk and preserve capital by identifying and purchasing superior businesses.

Repositioning the Fund's Portfolio

We have already made significant progress in repositioning the Fund's portfolio to capitalize on the array of investment opportunities available to us throughout central and eastern Europe.

We began this transition in May 1997, when we adopted a "temporary defensive posture" that allowed the Fund to reduce its holdings of Czech equities below the then-normal minimum of 65%. By November 30, 1997, investments in Czech equity and debt securities had been cut back to approximately 45% of the Fund's total assets.

We continued to reduce the Fund's Czech holdings in the ensuing three months, while adding investments in Hungary, Poland and Austria. As a result of these changes, the Fund's assets were allocated on February 28, 1998 as follows:

                            Country Allocation
                            February 28, 1998
                            -----------------

           Country                  % of Fund Net Assets
           ---------------------------------------------
           Czech Republic                    36.5%
           Hungary                           18.2%
           Poland                            15.1%
           Austria                           14.8%
           Croatia                            2.4%


Moreover, 5.4% of the Fund's net assets were allocated to bonds and 15.0% to cash and equivalents.

We do not anticipate any further dramatic reductions in the Fund's investments in the Czech Republic at this time. Our investments there have been pared down to a core group of stable companies with what we believe to be excellent prospects, including several utility, pharmaceutical and telecommunications companies.

One of the Fund's positions in the Czech Republic is Cokoladovny, a candy and biscuit maker. The company has been improving its operations and increasing its cash flow by upgrading its facilities, including the closing of inefficient plants. Moreover, Cokoladovny has a large cash position which it intends to deploy to enhance shareholder value. Through in-depth original research, we continue to identify companies like Cokoladovny that we believe offer superior investment potential.

Investment Performance

The Fund outperformed the PX-50 in the six months ended February 28, 1998, despite having a negative return. The Fund's total net asset value
(NAV) return in U.S. dollars was negative 4.9% in the six months, compared with a return of negative 5.8% for the index. During the period, the Central European Stock Index, a capitalization-weighted index of stocks listed on the exchanges of the Czech Republic, Hungary, Poland, Slovenia and Slovakia, had a positive return of 0.8%.

The Fund paid a dividend of $.13697 per common share to shareholders of record December 30, 1997. The Fund's NAV closed at $15.12 per share on February 28, 1998.

The Fund has delivered positive returns over time, in spite of the difficulties of the Czech stock market. From inception on September 30, 1994 through February 28, 1998, the Fund provided an aggregate positive total return of 26.1%, compared with a return of negative 43.7% for the PX-50 in U.S. dollars. We are proud of these results and believe they validate the effectiveness of our value-based investment approach in identifying superior businesses that can outperform the market indexes.

A Positive Outlook

The recent changes that have taken place at the Fund are extremely positive. They give us greater latitude to invest throughout central and eastern Europe. Our philosophy moving forward is to buy superior undervalued businesses wherever we may find them in the region. In doing so, we remain dedicated to increasing the value of your investment in the Fund while controlling risk.

Thank you for your support and the trust you have placed in us.

Sincerely,

/s/ Stephen Treadway
---------------------
Stephen Treadway
Chairman

Schedule of Investments                    The Central European Value Fund, Inc.
February 28, 1998 (unaudited)


                                                                           Percent
    Shares                                                               of Holdings            Value
--------------------------------------------------------------------------------------------------------
                 COMMON STOCKS                                              70.26%
                 AUSTRIA                                                    12.48%
                 Banking                                                     2.03%
    30,000       Bank Austria Vorzug AG*..........................................        $    1,978,048
                                                                                          --------------
                 Beverages & Tobacco                                         1.54%
    28,000       Austria Tabakwerke AG*...........................................             1,498,092
                                                                                          --------------
                 Forest Products & Paper                                     3.28%
    55,000       Mayr-Melnhof Karton AG...........................................             3,202,329
                                                                                          --------------
                 Machinery & Engineering                                     0.71%
     5,000       Voest-Alpine Technologies AG.....................................               693,575
                                                                                          --------------
                 Steel                                                       2.75%
    16,000       Boehler-Uddeholm AG*.............................................             1,028,396
    42,000       Voest-Alpine Stahl AG............................................             1,661,230
                                                                                          --------------
                                                                                               2,689,626
                                                                                          --------------
                 Utilities, Electrical & Gas                                 2.17%
    15,000       EVN Energie-Versorgung Niederoesterreich AG .....................             2,117,314
                                                                                          --------------
                 Total Austria (cost $11,756,665).................................            12,178,984
                                                                                          --------------
                 CROATIA                                                     2.17%
                 Pharmaceuticals
   110,000       Pliva DD Sponsored GDR* (cost $1,898,750)........................             2,117,500
                                                                                          --------------
                 CZECH REPUBLIC                                             33.30%
                 Beverages & Tobacco                                         7.03%
   224,441       Prazske Pivovary AS*.............................................               695,561
    25,000       Tabak AS.........................................................             6,163,484
                                                                                          --------------
                                                                                               6,859,045
                                                                                          --------------
                 Broadcasting & Publishing                                   0.72%
    72,800       Bonton*+.........................................................               706,592
                                                                                          --------------

Schedule of Investments                    The Central European Value Fund, Inc.
February 28, 1998 (unaudited) (continued)

                                                                           Percent
    Shares                                                               of Holdings            Value
---------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (continued)
                 CZECH REPUBLIC (continued)

                 Food & Household Products                                   1.34%
     8,010       Cokoladovny Praha AS.............................................        $    1,307,379
                                                                                          --------------
                 Forest Products & Paper                                     0.76%
    25,777       Assidomaen Sepap AS*.............................................               736,464
                                                                                          --------------
                 Machinery & Engineering                                     8.05%
   222,711       CKD Praha Holding AS*............................................             7,855,130
                                                                                          --------------
                 Pharmaceuticals                                             2.95%
    49,000       Galena AS*.......................................................             2,878,014
                                                                                          --------------
                 Steel                                                       1.24%
   100,000       Nova Hut*........................................................             1,210,118
                                                                                          --------------
                 Telecommunications Equipment                                7.15%
    37,498       Ceske Radiokomunikace AS*........................................             4,482,362
    21,000       SPT Telecom AS*..................................................             2,492,282
                                                                                          --------------
                                                                                               6,974,644
                                                                                          --------------
                 Utilities, Electrical & Gas                                 4.06%
    31,542       Severomoravska Energetika AS.....................................             2,522,913
    12,336       Elektrarny Opatovice AS..........................................             1,441,463
                                                                                          --------------
                                                                                               3,964,376
                                                                                          --------------
                 Total Czech Republic (cost $24,063,372) .........................            32,491,762
                                                                                          --------------
                 HUNGARY                                                    15.74%
                 Building Materials                                          1.95%
    40,000       Graboplast RT....................................................             1,898,234
                                                                                          --------------
                 Food & Household Products                                   1.40%
    95,000       Pick Szeged GDR*.................................................             1,363,250
                                                                                          --------------
                 Pharmaceuticals                                             3.95%
    35,000       Gedeon Richter Sponsored GDR.....................................             3,858,750
                                                                                          --------------
                                      5


Schedule of Investments                    The Central European Value Fund, Inc.
February 28, 1998 (unaudited) (continued)


                                                                          Percent
    Shares                                                               of Holdings            Value
--------------------------------------------------------------------------------------------------------

                 COMMON STOCKS (continued)
                 HUNGARY (continued)

                 Telecommunications Equipment                                3.98%
   150,000       Magyar Tavkozlesi ADR*...........................................        $    3,881,250
                                                                                          --------------
                 Utilities, Electrical & Gas                                 4.46%
    10,000       Edasz*...........................................................               814,898
   100,000       Mol Magyar Olaj-es Gazipari RT*..................................             2,626,848
   170,000       Tigaz*...........................................................               912,686
                                                                                          --------------
                                                                                               4,354,432
                                                                                          --------------
                 Total Hungary (cost $10,660,822).................................            15,355,916
                                                                                          --------------
                 POLAND                                                      6.57%
                 Automobile Components                                       1.45%
    27,588       Debica S.A. .....................................................               745,086
    77,234       Stomil Olsztyn S.A. .............................................               665,715
                                                                                          --------------
                                                                                               1,410,801
                                                                                          --------------
                 Banking                                                     3.39%
    28,800       Bank Handlowy W Warszawie*.......................................               455,107
    54,200       Bank Handlowy W Warszawie Sponsored GDR*.........................               840,100
    25,000       Bank Przemyslowo Handlowy S.A....................................             2,011,205
                                                                                          --------------
                                                                                               3,306,412
                                                                                          --------------
                 Food & Household Products                                   1.13%
    40,000       Agros Holdings S.A.*.............................................             1,103,290
                                                                                          --------------
                 Machinery & Engineering                                     0.21%
    20,000       Bydgoska Frabryka Kabli S.A.* ...................................               202,844
                                                                                          --------------
                 Pharmaceuticals                                             0.39%
    30,000       Medicines S.A.*..................................................               329,263
     2,000       Polfa Kutnowskie Zaklady Farma S.A.*.............................                56,027
                                                                                          --------------
                                                                                                 385,290
                                                                                          --------------


                 Total Poland (cost $6,105,405) ..................................             6,408,637
                                                                                          --------------
                 Total Common Stocks (cost $54,485,014)...........................            68,552,799
                                                                                          --------------

Schedule of Investments                    The Central European Value Fund, Inc.
February 28, 1998 (unaudited) (continued)


   Par Value                                                               Percent
     (000)                                                               of Holdings            Value
--------------------------------------------------------------------------------------------------------
                 BONDS                                                       4.96%

                 POLAND                                                      1.62%
                 Machinery & Engineering
  DM 2,500       Elektrim 2.00%, (Convertible Bond) 5/30/04.......................        $    1,580,215
                                                                                          --------------
                 Polish Government                                           3.34%
 PLZ 5,500       Polish Government Bond 12.00%, 6/12/01...........................             1,407,987
 PLZ 7,000       Polish Government Bond 14.00%, 2/12/00...........................             1,848,298
                                                                                          --------------
                                                                                               3,256,285
                                                                                          --------------
                 Total Bonds (cost $4,496,583) ...................................             4,836,500
                                                                                          --------------
                 SHORT-TERM DISCOUNT NOTE                                   24.78%
$    24,185      FNMA Discount Note 5.61%, 3/2/98 (cost $24,181,231)..............            24,181,231
                                                                                          --------------
                 TOTAL INVESTMENTS (cost $83,162,828)**................... 100.00%        $   97,570,530
                                                                                          --------------


-------------
Footnotes and Abbreviations

+ At fair value as determined by or under the supervision of the Board of Directors.

*    Non-income producing security.

** Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $16,632,965, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $2,283,726 and net unrealized appreciation for Federal income tax purposes is $14,349,239. The cost basis of portfolio securities for Federal income tax purposes is $83,221,291.

DM   Deutsche Mark

PLZ  Polish Zloty


See accompanying notes to financial statements.

Statement of Assets and Liabilities        The Central European Value Fund, Inc.
February 28, 1998 (unaudited)

Assets
Investments, at value (cost $83,162,828)................................................   $  97,570,530
Cash (including $3,951,326 of foreign currency holdings with a cost of $3,949,869)......       4,004,113
Receivables:
   Investments sold.....................................................................         323,083
   Interest.............................................................................         155,631
   Dividends............................................................................           4,426
Prepaid expenses........................................................................          36,095
Deferred organization costs.............................................................          97,329
                                                                                           -------------
   Total Assets.........................................................................     102,191,207
                                                                                           =============

Liabilities
Payable for investments purchased.......................................................      12,166,130
Unrealized depreciation on forward foreign currency contracts...........................         746,181
Due to Investment Manager...............................................................          66,150
Due to Administrator....................................................................          13,230
Accrued expenses........................................................................         294,754
                                                                                           -------------
   Total Liabilities....................................................................      13,286,445
                                                                                           -------------
Total Net Assets........................................................................   $  88,904,762
                                                                                           =============
Net Asset Value Per Share ($88,904,762/5,878,047).......................................   $       15.12
                                                                                           =============

Composition of Net Assets:
Capital stock, $0.001 par value; 5,878,047 shares issued and outstanding
   (100,000,000 shares authorized)......................................................   $       5,878
Paid-in capital in excess of par........................................................      76,010,429
Accumulated net investment loss.........................................................      (1,062,297)
Accumulated net realized gain on investments and foreign currency related transactions..         293,878
Net unrealized appreciation in value of investments, foreign currency related transactions and on translation of other assets and liabilities
   denominated in foreign currencies....................................................      13,656,874
                                                                                           -------------
Total Net Assets........................................................................   $  88,904,762
                                                                                           =============


See accompanying notes to financial statements.

Statement of Operations                    The Central European Value Fund, Inc.
For the Six Months Ended February 28, 1998 (unaudited)


Investment Income
Interest..............................................................    $      602,811
Dividends (net of taxes withheld of $4,516)...........................            31,610
                                                                          --------------
   Total investment income............................................                     $     634,421
                                                                                           -------------

Expenses
Management fees.......................................................           445,201
Legal fees............................................................           144,732
Administration fees...................................................            89,040
Custodian fees........................................................            74,384
Insurance.............................................................            49,736
Audit fees............................................................            47,109
Printing..............................................................            40,827
Amortization of organization costs....................................            30,479
Transfer agent fees...................................................            29,753
Directors' fees.......................................................            15,472
Listing fees..........................................................             8,018
Miscellaneous.........................................................            24,299
                                                                          --------------
   Total expenses.....................................................                           999,050
                                                                                           -------------
   Net investment loss................................................                          (364,629)
                                                                                           -------------
Net Realized and Unrealized Gain (Loss) on Investments, Foreign
   Currency Related Transactions and Translation of Other
   Assets and Liabilities Denominated in Foreign Currencies
Net realized gain on investments........................................................         320,614
Net realized gain on foreign currency related transactions..............................       1,545,293
Netchange in unrealized appreciation on investments, foreign currency related transactions and translation of other assets and liabilities
   denominated in foreign currencies....................................................      (6,114,348)
                                                                                           -------------
   Net realized and unrealized loss on investments, foreign currency related transactions and translation of other assets and liabilities
   denominated in foreign currencies....................................................      (4,248,441)
                                                                                           -------------
Net decrease in net assets resulting from operations....................................   $  (4,613,070)
                                                                                           =============

See accompanying notes to financial statements.

Statement of Changes in Net Assets   The Central European Value Fund, Inc.


                                                                           For the Six
                                                                          Months Ended        For the Year
                                                                        February 28, 1998         Ended
                                                                           (unaudited)       August 31, 1997
                                                                        -----------------   ----------------
Operations
Net investment loss..................................................    $    (364,629)    $   (810,812)
Net realized gain (loss) on investments..............................          320,614         (381,378)
Net realized gain (loss) on foreign currency related transactions....        1,545,293         (377,126)
Net change in unrealized appreciation on investments,
   foreign currency related transactions and
   translation of other assets and liabilities
   denominated in foreign currencies.................................       (6,114,348)      (2,444,189)
                                                                         -------------     ------------
      Net decrease in net assets resulting from operations...........       (4,613,070)      (4,013,505)
                                                                         -------------     ------------

Dividends and Distributions to shareholders
Net investment income ($0.0644 per share)............................         (378,546)              --
Net realized gains ($0.07239 and $0.50 per share, respectively)......         (425,512)      (2,939,024)
                                                                         -------------     ------------
      Total dividends and distributions to shareholders..............         (804,058)      (2,939,024)
                                                                         -------------     ------------

      Total decrease in net assets...................................       (5,417,128)      (6,952,529)
                                                                         -------------     ------------

Net Assets
Beginning of period..................................................       94,321,890      101,274,419
                                                                         -------------     ------------
End of period........................................................    $  88,904,762     $ 94,321,890
                                                                         =============     ============


See accompanying notes to financial statements.

Financial Highlights                 The Central European Value Fund, Inc.
For a share outstanding throughout each period:


                                                      For the                                For the Period
                                                    Six Months                             September 30, 1994
                                                       Ended        For the      For the      (Commencement
                                                    February 28,  Year Ended   Year Ended     of Operations)
                                                        1998      August 31,   August 31,       through
                                                    (unaudited)      1997         1996       August 31, 1995
                                                    -----------  -----------  -----------   -----------------
Per Share Operating Performance
   Net asset value, beginning of period...........  $     16.05  $     17.23  $     13.13    $     13.77(1)
                                                    -----------  -----------  -----------    -----------
   Net investment income (loss)...................        (0.06)       (0.14)       (0.07)          0.29
   Net realized and unrealized gains (losses) on
      investments, foreign currency related
      transactions, and translation of other
      assets and liabilities denominated in
      foreign currencies..........................        (0.73)       (0.54)        5.35          (0.83)
                                                    -----------  -----------  -----------    -----------
   Net increase (decrease) from investment
      operations..................................        (0.79)       (0.68)        5.28          (0.54)
                                                    -----------  -----------  -----------    -----------
   Less Dividends and Distributions
      Dividends from net investment income........        (0.07)          --        (0.25)         (0.10)
                                                    -----------  -----------  -----------    -----------
      Distributions from net realized gains.......        (0.07)       (0.50)          --             --
                                                    -----------  -----------  -----------    -----------
      Total dividends and distributions...........        (0.14)       (0.50)       (0.25)         (0.10)
                                                    -----------  -----------  -----------    -----------
   Capital share transactions
      Dilutive effect of rights offering..........           --           --        (0.93)            --
                                                    -----------  -----------  -----------    -----------
   Net asset value, end of period.................  $     15.12  $     16.05  $     17.23    $     13.13
                                                    ===========  ===========  ===========    ===========


   Per share market value, end of period..........  $   12.3125  $    13.625  $     14.75    $    12.125
   Total Investment Return Based on
      Market Price (2)............................        (8.56)%      (4.49)%      32.17%        (12.80)%
Ratios / Supplemental Data
   Net assets, end of period (in 000s)............  $    88,905  $    94,322  $   101,274    $    57,880
   Ratio of expenses to average net assets........         2.24%(3)     2.05%(4)     2.09%(4)       2.39%(3)
   Ratio of net investment income (loss) to
      average net assets..........................        (0.82)%(3)   (0.87)%      (0.51)%(4)      2.41%(3)
   Portfolio turnover rate........................        37.42%       55.89 %      42.26%         20.39 %
   Average commission rate........................  $    0.2846  $    0.2309  $    0.1554           n/a


------------------
(1) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect brokerage commissions or sales charges, including on rights offerings, and is not annualized.

(3)  Annualized.

(4) Includes expense offsets by the Custodian. If such expense offsets had not been made, the ratios of expenses to average net assets and the the ratios of net investment income (loss) to average net assets would have been 2.09% and (0.91)%, respectively, for the year ended August 31, 1997, and 2.14% and (0.57)%, respectively, for the year ended August 31, 1996.

See accompanying notes to financial statements.

Notes to Financial Statements              The Central European Value Fund, Inc.
February 28, 1998 (unaudited)


NOTE A:  Summary of Significant Accounting Policies

The Czech Republic Fund, Inc. was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. Effective February 20, 1998 the name of the Fund was changed to The Central European Value Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

At the Annual Meeting of Shareholders on February 20, 1998, shareholders approved changes in the Fund's investment strategy to permit the Fund to invest primarily in securities of Central European Issuers. Pursuant to the Fund's investment policies as modified at the meeting, the Fund will invest at least 65% of its total assets in the securities of Central European issuers. In addition, the Fund is permitted to invest up to 35% of its total assets in Eastern European issuers. The Fund's Board of Directors has currently authorized the Investment Adviser to invest the Fund's assets in the following Central European countries: Austria, Croatia, Czech Republic, Hungary, Poland, Romania, Slovakia and Slovenia.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued:

   (i) at the last sale price on the exchange prior to the time of determination if there was a sale on the date of determination,

   (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

   (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost or amortized value. Securities for which market values are not readily ascertainable (which totaled $706,592 or 0.72% of holdings at February 28, 1998) are

Notes to Financial Statements              The Central European Value Fund, Inc.
February 28, 1998 (unaudited)(continued)


carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as the Fund has qualified and intends to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes.


Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain

Notes to Financial Statements              The Central European Value Fund, Inc.
February 28, 1998 (unaudited)(continued)


considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to hedge its currency exposure in connection with settling planned purchases or sales of securities associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is extinguished, the Fund records a realized gain or loss on foreign currency related transactions except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. The forward foreign currency contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Forward foreign currency contracts open at February 28, 1998 are as follows:


     Foreign                             Foreign
    Currency        Expiration          Currency          Contract           Contract         Unrealized
    Contract           Date            To Be Sold          Amount              Value             Loss
-----------------   ----------        ------------     -------------     -------------     -------------
Czech Koruna         03/03/98          185,250,000     $   5,064,520     $   5,469,978     $     405,458

Czech Koruna         04/02/98           97,300,000         2,736,990         2,851,572           114,582
Czech Koruna         04/27/98          179,334,000         5,162,176         5,220,659            58,483
Czech Koruna         04/29/98          180,000,000         5,092,658         5,237,299           144,641
Czech Koruna         04/29/98           25,700,000           728,046           747,770            19,724
                                                        ------------      ------------      ------------
Total Czech Koruna                                        18,784,390        19,527,278           742,888
                                                        ------------      ------------      ------------

Deutsche Mark        04/23/98              808,000           443,128           446,421             3,293
                                                       -------------     -------------     -------------

Total Forward Foreign Currency Contracts               $  19,227,518     $  19,973,699     $     746,181
                                                       =============     =============     =============

Notes to Financial Statements              The Central European Value Fund, Inc.
February 28, 1998 (unaudited)(continued)


Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and normally to distribute annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B:  Management, Investment Advisory and Administrative Services

Value Advisors LLC served as the Fund's Investment Manager since November 4, 1997, pursuant to a Management Agreement that was approved by the Fund's shareholders on October 14, 1997. Prior to November 4, 1997, Advantage Advisors served as the Fund's Investment Manager. Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's Investment Adviser regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies.

For its services, the Investment Manager receives a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

For the six months ended February 28, 1998, fees paid or accrued to the Investment Manager amounted to $445,201. Of this amount, the Investment Manager informed the Fund that $222,600 was paid or payable to the Investment Adviser.

Notes to Financial Statements              The Central European Value Fund, Inc.
February 28, 1998 (unaudited)(continued)


Value Advisors LLC has served as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement since November 4, 1997. Prior thereto, Oppenheimer & Co., Inc. served as the Fund's administrator. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended February 28, 1998, these fees amounted to $89,040. The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement to PFPC Inc.

NOTE C:  Portfolio Activity

Purchases and sales of securities, other than short-term obligations, aggregated $26,662,801 and $30,469,663, respectively, for the six months ended February 28, 1998.

NOTE D:  Other

Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

Results of Special Meeting                 The Central European Value Fund, Inc.



The Fund held a Special Meeting of its Shareholders on October 14, 1997. At the meeting the shareholders approved (i) a new Management Agreement, between Value Advisors LLC and the Fund, and (ii) a new Investment Advisory Agreement among Value Advisors LLC, OpCap Advisors and the Fund. The following table provides information concerning the matters voted on at the meeting:

I. Approval of a new Management Agreement:

            Votes For           Votes Against            Votes Abstained
            ---------           -------------            ---------------
            4,508,224              78,006                    155,924


II. Approval of a new Investment Advisory Agreement:

            Votes For           Votes Against            Votes Abstained
            ---------           -------------            ---------------
            4,563,761              78,988                    99,405

Results of Annual                          The Central European Value Fund, Inc.
Shareholders Meeting


The Fund held its annual shareholders meeting on February 20, 1998. At the meeting, shareholders approved (i) modifications to the Fund's policies to permit the Fund to seek its objective by investing primarily in securities of Central European Issuers, (ii) implement the requirement that the Fund invest, under normal market conditions, at least 65% of its total assets in securities of Central European Issuers, and (iii) to permit the Fund to invest in Central and Eastern European countries through subsidiaries, trusts or other similar arrangements. An amendment to the Fund's charter to change the name of the Fund to "The Central European Value Fund, Inc." was also approved. Shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending August 31, 1998. The following table provides information concerning the matters voted on at the meeting:

I. Approval for the Fund to seek its objective by investing primarily in securities of Central European Issuers:

            Votes For           Votes Against            Votes Abstained
            ---------           -------------            ---------------
            3,001,629              238,148                   785,836



II. Approval of a requirement that the Fund invest, under normal market conditions, at least 65% of its total assets in securities of Central European Issuers:

            Votes For           Votes Against            Votes Abstained
            ---------           -------------            ---------------
            2,965,450              269,205                   790,958


III. Approval to permit the Fund to invest in Central and Eastern
European countries through subsidiaries, trusts or other similar arrangements:

            Votes For           Votes Against            Votes Abstained
            ---------           -------------            ---------------
            2,949,267              267,264                   809,082


IV. Approval to change name of the Fund to "The Central European Value Fund, Inc.":

            Votes For           Votes Against            Votes Abstained
            ---------           -------------            ---------------
            2,941,431              289,782                   794,400

Results of Annual                          The Central European Value Fund, Inc.
Shareholders Meeting (continued)


V. Election of Directors:

             Nominee                      Votes For           Votes Abstained
            ----------                    ---------           ---------------
            Stephen J. Treadway           3,838,178               187,435
            Luis Rubio                    3,847,692               177,921


At February 28, 1998, in addition to Stephen J. Treadway and Luis Rubio the other directors of the Fund were as follows:

            Leslie H. Gelb
            Paul Belica
            Wendy W. Luers

VI. Ratification of Price Waterhouse LLP as the independent accountants of the Fund:

            Votes For                     Votes Against       Votes Abstained
            ---------                     -------------       ---------------
            3,864,036                        38,597               122,980

                    THE CENTRAL EUROPEAN
                      VALUE FUND, INC.


                     INVESTMENT MANAGER:
                     VALUE ADVISORS LLC

                     INVESTMENT ADVISOR:
                       OPCAP ADVISORS


                       ADMINISTRATOR:
                     VALUE ADVISORS LLC


            CUSTODIAN, TRANSFER AGENT, REGISTRAR:
             STATE STREET BANK AND TRUST COMPANY



                                             THE CENTRAL EUROPEAN
                                                 VALUE FUND, INC.

                                               Semi-Annual Report
                                                February 28, 1998




                                               VALUE ADVISORS LLC